COASTAL GASLINK	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
COASTAL GASLINK	COASTAL GASLINK
Impairment of Equity Investment in Coastal GasLink LP
July 2022 Amended Coastal GasLink Agreements
On July 28, 2022, amended agreements were executed between Coastal GasLink LP, LNG Canada, TC Energy and its         Coastal GasLink LP partners (collectively, the July 2022 agreements). These amendments revised the commercial terms between LNG Canada and Coastal GasLink LP, as well as funding provisions between the partners of Coastal GasLink LP and required     TC Energy to make a contractual equity contribution to Coastal GasLink LP in the amount of $1.9 billion, which did not result in a change in the Company’s 35 per cent ownership. Refer to Note 32, Variable interest entities, for additional information.
The $1.9 billion contractual equity contribution was accrued and initially recognized in Equity investments on the Consolidated balance sheet at the time of signing the July 2022 agreements and is being paid in installments over the period August 2022 to February 2023. At December 31, 2022, $0.5 billion of this equity contribution remained in Accounts payable and other on the Consolidated balance sheet.
Under the terms of the July 2022 agreements, any additional equity financing required by Coastal GasLink LP to fund construction of the pipeline beyond the $1.9 billion equity contribution will initially be financed through a subordinated loan agreement between TC Energy and Coastal GasLink LP. Any amounts outstanding on this loan will be repaid by Coastal GasLink LP to TC Energy, once final costs are known, which will be determined after the pipeline is placed in service. Coastal GasLink LP partners, including TC Energy, will contribute equity to Coastal GasLink LP to ultimately fund Coastal GasLink LP’s repayment of this subordinated loan to TC Energy. The Company expects that these additional equity contributions will be predominantly funded by TC Energy but will not result in a change to the Company’s 35 per cent ownership.
Capital Cost Update and Impairment
In the fourth quarter of 2022, the Company announced that it expected a material increase in project costs and to the Company’s corresponding funding requirements. On February 1, 2023, TC Energy announced that the revised capital cost of the Coastal GasLink pipeline project was expected to be approximately $14.5 billion. While this estimate includes contingencies for certain factors that may be outside the control of Coastal GasLink LP, such as challenging conditions in the Western Canadian labour market, shortages of skilled labour, the impacts of contractor underperformance, as well as drought conditions and erosion and sediment control challenges, as with any complex construction project, the final capital cost is subject to certain risks and uncertainties. The increase in project costs and the Company’s corresponding funding requirements were indicators that a decrease in the value of the Company’s equity investment had occurred.
As a result, the Company completed a valuation assessment and concluded that the fair value of TC Energy’s investment was below its carrying value at December 31, 2022. The Company determined that this was an other-than-temporary impairment of its equity investment in Coastal GasLink LP and a pre-tax impairment charge of $3,048 million ($2,643 million after tax) was recognized in fourth quarter 2022 in Impairment of equity investment in the Consolidated statement of income in the Canadian Natural Gas Pipelines segment. The pre-impairment carrying value of the investment in Coastal GasLink LP at December 31, 2022 consisted of amounts in Equity investments ($2,798 million) and Loans receivable from affiliates ($250 million), which were reduced to a nil balance.
TC Energy expects to fund an additional $3.3 billion related to the revised estimated capital cost to complete the Coastal GasLink pipeline, and a significant portion of the Company’s future investment in Coastal GasLink LP is expected to be impaired. The Company will continue to assess for other-than-temporary declines in the fair value of this investment, and the extent of any future impairment charges will depend on the outcome of the valuation assessment performed at the respective reporting date.
The fair value of TC Energy’s investment in Coastal GasLink LP at December 31, 2022 was estimated using a 40-year discounted cash flow model. Cash inflows in the model were estimated using contractually agreed upon terms and extension provisions in the TSAs between Coastal GasLink LP and the LNG Canada participants.
For cash outflows in the model, the increase in estimated capital cost and the Company’s corresponding funding requirements have the most significant impact on the determination of the fair value of TC Energy's investment in Coastal GasLink LP. The cash flow analysis included a capital cost estimate for the Coastal GasLink pipeline of $14.5 billion. Any change from this capital cost estimate will have an approximate dollar-for-dollar impact on the Company’s future funding requirements, subject to any final cost sharing between the Coastal GasLink LP partners, and will impact the estimated fair value of, and the Company’s recovery of, its equity investment in Coastal GasLink LP in future periods.
Other assumptions included in the discounted cash flow model include discount rate, long-term project financing plans and estimated completion date. Changes to these other assumptions would not reasonably expect to change the impairment recorded in the fourth quarter of 2022.
A deferred income tax recovery was recognized on the pre-tax impairment charge, net of certain unrealized tax losses not recognized. Refer to Note 19, Income taxes, for additional information.
Subordinated Loan Agreement
In 2021, TC Energy entered into a subordinated loan agreement with Coastal GasLink LP. This loan agreement was amended as part of the July 2022 agreements, and subsequent draws on this loan by Coastal GasLink LP will be provided through an         interest-bearing loan, subject to a floating market-based interest rate to fund the capital cost to complete the Coastal GasLink pipeline, which is estimated to be $3.3 billion. As at December 31, 2022, the total capacity committed by TC Energy under this subordinated loan agreement was $1.3 billion. The committed capacity under this loan is expected to increase in the future as required to support additional financing requirements. Any amounts outstanding will be repaid by Coastal GasLink LP to     TC Energy, once final costs are known, which will be determined after the pipeline is placed in service. Coastal GasLink LP partners, including TC Energy, will contribute equity to Coastal GasLink LP to ultimately fund Coastal GasLink LP’s repayment of this subordinated loan to TC Energy. The Company expects that, in accordance with the July 2022 agreements, these additional equity contributions will be predominantly funded by TC Energy but will not result in a change to the Company’s 35 per cent ownership.
As noted above, the $250 million balance outstanding on this loan at December 31, 2022 was reduced to nil as part of the impairment charge recognized in fourth quarter 2022.
The table below reflects the changes in this loan balance for the year ended December 31, 2022.

(millions of Canadian $)

Outstanding balance as at December 31, 2021	238
Issuances[1]	112
Repayments[1]	(100)
Outstanding balance at December 31, 2022	250
Impairment	(250)
Carrying value at December 31, 2022	—
1Presented on a net basis on the Company's Consolidated statement of cash flows.
EQUITY INVESTMENTS

(millions of Canadian $)	Ownership Interest at December 31, 2022	Income from Equity Investments			Equity Investments
		year ended December 31			at December 31
		2022	2021	2020	2022	2021

Canadian Natural Gas Pipelines
TQM[1]	50.0%	17	12	12	165	118
Coastal GasLink[1]	35.0%	1	—	—	—	386
U.S. Natural Gas Pipelines
Northern Border	50.0%	92	80	100	516	505
Millennium	47.5%	103	91	96	500	474
Iroquois	50.0%	77	55	52	237	392
Other	Various	20	18	16	122	137
Mexico Natural Gas Pipelines
Sur de Texas	60.0%	150	160	213	1,050	835
Liquids Pipelines
Grand Rapids[1]	50.0%	54	54	53	964	980
Port Neches Link LLC[2]	95.0%	—	—	—	149	103
HoustonLink Pipeline[1]	50.0%	1	1	—	19	18
Northern Courier[1,3]	nil	—	16	22	—	—
Power and Energy Solutions
Bruce Power[1]	48.3%	537	411	439	5,783	4,493
Other	Various	2	—	16	30	—
		1,054	898	1,019	9,535	8,441
1Classified as a non-consolidated VIE. Refer to Note 32, Variable interest entities, for additional information.
2Classified as a non-consolidated VIE in 2021. Refer to Note 32, Variable interest entities, for additional information.
3In November 2021, TC Energy sold its remaining 15 per cent equity interest in Northern Courier. Refer to Note 30, Acquisitions and dispositions, for additional information.
Impairment of Equity Investment
On February 1, 2023, Coastal GasLink LP announced that the revised capital cost of the Coastal GasLink pipeline project is expected to be approximately $14.5 billion. The increase in the expected capital cost of the project caused TC Energy to     re-evaluate its investment in Coastal GasLink LP, resulting in a pre-tax impairment charge of $3,048 million ($2,643 million after tax) recorded in fourth quarter 2022. Refer to Note 7, Coastal GasLink, for additional information.
Distributions and Contributions
Distributions received from equity investments and contributions made to equity investments for the years ended December 31, 2022, 2021 and 2020 were as follows:

year ended December 31	2022	2021	2020
(millions of Canadian $)

Distributions
Sur de Texas debt repayments[1,2]	2,404	73	—
Distributions received from operating activities of equity investments	1,025	975	1,123
Other[1]	228	—	—
	3,657	1,048	1,123
Contributions
Contributions to Coastal GasLink[1]	1,414	92	101
Sur de Texas debt financing[1,2]	1,199	—	—
Contributions made to other equity investments[1]	820	1,118	664
	3,433	1,210	765
1Included in Investing activities in the Consolidated statement of cash flows.
2Represents TC Energy's proportionate share of the Sur de Texas debt financing requirements and subsequent repayments. Refer to Note 12, Loans receivable from affiliates, for further information on 2022 refinancing activities with the Sur de Texas joint venture.
Summarized Financial Information of Equity Investments

year ended December 31	2022	2021	2020
(millions of Canadian $)

Income
Revenues	5,891	5,447	5,838
Operating and other expenses	(3,390)	(3,293)	(3,341)
Net income	2,147	1,859	2,047
Net income attributable to TC Energy	1,054	898	1,019

at December 31	2022	2021
(millions of Canadian $)

Balance Sheet
Current assets	3,414	3,498
Non-current assets	37,713	30,165
Current liabilities	(2,856)	(2,540)
Non-current liabilities	(17,690)	(16,400)
At December 31, 2022, the cumulative carrying value of the Company’s equity investments was $299 million lower than the cumulative underlying equity in the net assets primarily due to the 2022 impairment of the equity investment in         Coastal GasLink LP, partially offset by fair value adjustments at the time of acquisition or partial monetization as well as interest capitalized during construction. Refer to Note 7, Coastal GasLink, for additional information. At December 31, 2021, the cumulative carrying value of the Company’s equity investments was $1,109 million higher than the cumulative underlying equity in the net assets primarily due to fair value adjustments at the time of acquisition or partial monetization as well as interest capitalized during construction.